CONFORMED COPY

                        THIRD AMENDMENT dated as of June 9, 2000 (this
                  "Amendment"), to the Credit Agreement dated as of February 26, 1999 (the "Credit Agreement"), among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), the financial institutions from time to time party thereto (the "Lenders") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent and as issuing bank.


            A. The parties hereto have entered into the Credit Agreement, pursuant to which the Lenders have agreed to extend credit to the Borrower (as defined in the Credit Agreement) on the terms and subject to the conditions set forth therein.

            B. The Company and PHI have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions set forth below, to amend the Credit Agreement as provided herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) The definition of "Applicable Percentage" in Section 1.01 of the Credit Agreement is amended by deleting clause (a) of the proviso after the chart therein and replacing such clause (a) with the following: " (a) from the Second Amendment Effective Date until the Determination Date next following December 31, 2000, the Applicable Percentage shall be determined by reference to Category 1 and".

            (b) The definition of "Catalog Operations Sale" in Section 1.01 of the Credit Agreement is amended to read as follows:

            "Catalog Operations Sale" shall mean any sale, transfer or other disposition of all or substantially all of the catalog sales operations conducted by a division of Critics' Choice Video, Inc. and the assets and property used by such division to conduct such operations (it being understood that such assets and property include, but are not limited to, leasehold interests of Playboy Enterprises International, Inc. and the Company used by such division of Critics' Choice Video, Inc.)."


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                                                                               2


            (c) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (ii) of the last sentence therein and replacing such clause (ii) with the following:

            "(ii) following a Catalog Operations Sale that consists of a sale, transfer or disposition of all or substantially all of the catalog sales operations related to the Critics' Choice Video division of Critics' Choice Video, Inc., for any four-fiscal quarter period that includes the fiscal quarter ending on December 31, 2000, Consolidated EBITDA for such period shall be increased by the product of (x) $1,500,000 and (y) a fraction, the numerator of which is the number of days in the fiscal quarter ending December 31, 2000 included in such four-fiscal quarter period which occurred after the consummation of the Catalog Operations Sale and the denominator of which is 92 and".

            (d) The following new definition of "Expression of Interest" is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

            "Expression of Interest" means any of the following items with respect to a potential sale by Playboy Online of Equity Interests issued by Playboy Online: (a) a draft term sheet describing the terms of such sale prepared by a potential purchaser of such Equity Interests, (b) written comments from a potential purchaser responding to a term sheet prepared by Playboy Online, (c) a letter of interest from a potential purchaser of such Equity Interests describing proposed terms relating to such sale or (d) a certificate of an officer of Playboy Online that (i) attaches a copy of a draft stock purchase agreement relating to such a sale that has been sent to a potential purchaser of such Equity Interests,
      (ii) lists the dates of and participants in the meetings and negotiations that have taken place between Playboy Online and such potential purchaser and (iii) certifies that such officer believes in good faith that such potential purchaser has expressed a genuine interest in proceeding to negotiate and execute final documentation for such sale.

            (e) Section 6.04(e) of the Credit Agreement is amended to read as follows:

            "(e) investments in or loans and advances to Playboy Online (in each case made prior to the time that Playboy Online has made one or more sales (excluding sales to Affiliates of the Loan Parties or directors, officers or employees of an Unrestricted Subsidiary) of any Equity Interests of Playboy Online for an aggregate consideration that exceeds $20,000,000) that are (A) made during the period commencing on February 26, 1999 and ending on December 31, 1999 and that do not exceed $7,500,000 in the aggregate or (B) made after December 31, 1999 and that do not exceed (1) $10,000,000 in the aggregate for all such investments, loans and advances made pursuant to this clause (B) on or before June 8, 2000, (2) $13,500,000 (less the amount of any investments repaid pursuant to the proviso to this clause (e)) for all such investments, loans and advances made pursuant to this clause (B) on or before July 31, 2000, (3) $16,000,000 (less the amount of any investments repaid pursuant to the proviso to this clause (e)) for all such investments, loans and advances made pursuant to this clause (B) on or before the later of (a) August 31, 2000 and (b) the date that the Borrower has delivered to the Administrative Agent an Expression of Interest (or a copy thereof), and
      (4) $17,500,000 (less the amount of any investments repaid pursuant to the proviso to this clause (e)) for all such investments, loans and advances made pursuant to this clause (B) at any time; provided, that not later than the Business Day following the receipt by Playboy Online of Net Cash Proceeds from the sale by Playboy Online of any Equity Interests of Playboy Online, the Company shall cause Playboy Online to repay, redeem or repurchase investments made pursuant to this clause (e) in an aggregate amount equal


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                                                                               3


      to (i) in the case of an underwritten public offering of the common stock of Playboy Online pursuant to an effective registration statement filed with the Securities and Exchange Commission, the amount, if any, by which the amount of all investments, loans and advances made in Playboy Online pursuant this Section 6.04(e) exceeds $10,000,000 and (ii) in the case of all other such sales, the lesser of (A) 10% of the amount of such Net Cash Proceeds and (B) the amount, if any, by which the amount of all investments, loans and advances made in Playboy Online pursuant to this
      Section 6.04(e) exceeds $10,000,000. Notwithstanding the provisions of
      Section 2.13(b), if any investment in Playboy Online is repaid, repurchased or redeemed as required by the proviso to the preceding sentence, such repurchase, redemption or repayment shall not constitute an Asset Sale that is subject to Section 2.13(b)."

            SECTION 2. Representations and Warranties. Each of the Company and PHI represents and warrants to each Lender that, on and as of the date hereof, and after giving effect to the amendments provided for in Section 1 of this
Amendment:

            (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (b) No Event of Default or Default has occurred and is continuing.

            (c) The aggregate amount of investments made in Playboy Online pursuant to Section 6.04(e) of the Credit Agreement is greater than $9,500,000.

            SECTION 3. Effectiveness. This Amendment shall become effective upon the execution of counterparts of the signature pages hereto by the Company, PHI, the Administrative Agent and Lenders constituting the Required Lenders; provided, that the amendments set forth in Section 1 shall not become effective until each of the following conditions precedent shall have been satisfied, and if any of such conditions shall not have been satisfied by June 16, 2000, then the provisions of Section 1 shall terminate and cease to be of any force or effect:

            (a) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that shall have executed this Amendment at or prior to noon New York City time on June 9, 2000, in immediately available funds, an amendment fee equal to 0.125% of the aggregate outstanding Term Loans, Revolving Credit Exposure and unused Revolving Credit Commitment of such Lender on the date hereof.

            (b) The Administrative Agent shall have received (i) such evidence as the Administrative Agent or Cravath, Swaine & Moore, counsel to the Administrative Agent, shall reasonably have requested as to the corporate power and authority of the Company and PHI to enter into and perform their obligations under this Amendment, (ii) a completed (or substantially completed) private placement memorandum with respect to a private sale of Equity Interests by Playboy Online and (iii) a certificate of a Financial Officer certifying as to such matters as the Administrative Agent may reasonably request, including that the representations and warranties of the Borrower in this Amendment and in the Credit Agreement are true and correct after giving effect to this Amendment.

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                                                                               4


The Administrative Agent shall notify the Lenders of the satisfaction of the foregoing conditions, and such notice shall, in the absence of manifest error, conclusively evidence the satisfaction of such conditions.

            SECTION 4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel to the Administrative Agent.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            SECTION 8. Effect of Amendment. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.


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                                                                               5


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                              PLAYBOY ENTERPRISES, INC,

                                 by
                                    /s/  Robert D. Campbell
                                    --------------------------------
                                    Name:  Robert D. Campbell
                                    Title: Senior Vice President, Treasurer


                              PEI HOLDINGS, INC.,

                                 by
                                    /s/  Robert D. Campbell
                                    --------------------------------
                                    Name:  Robert D. Campbell
                                    Title: Treasurer


                              CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                                 by
                                    /s/  Joel Glodowski
                                    --------------------------------
                                    Name:  Joel Glodowski
                                    Title: MD


                                 by
                                    /s/  Julia P. Kingsbury
                                    --------------------------------
                                    Name:  Julia P. Kingsbury
                                    Title: Vice President


                              BANK OF AMERICA, N.A.,

                                 By
                                    /s/  Peter J. Gates Jr.
                                    --------------------------------
                                    Name:  Peter J. Gates Jr.
                                    Title: Senior Vice President


                              FIRST DOMINION FUNDING II,

                                 by
                                    /s/  David Lerner
                                    --------------------------------
                                    Name:  David Lerner
                                    Title: Authorized Signatory

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                                                                               6

                              FIRST DOMINION FUNDING III,

                                 by
                                    /s/  David Lerner
                                    --------------------------------
                                    Name:  David Lerner
                                    Title: Authorized Signatory


                              FRANKLIN FLOATING RATE TRUST,

                                 by
                                    /s/  Chauncey Lufkin
                                    --------------------------------
                                    Name:  Chauncey Lufkin
                                    Title: Vice President


                              MOUNTAIN CAPITAL CLO I LTD.,

                                  by
                                    /s/  Darren P. Riley
                                    --------------------------------
                                    Name:  Darren P. Riley
                                    Title: Director


                              GALAXY CLO 1999-1, LTD.,

                                 by
                                    /s/  Sabour Moini
                                    --------------------------------
                                    Name:  Sabour Moini
                                    Title: Authorized Signatory


                              HARRIS TRUST & SAVINGS BANK,

                                 by
                                    /s/  Scott F. Geik
                                    --------------------------------
                                    Name:  Scott F. Geik
                                    Title: Managing Director

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                                                                               7

                              ING BANK,

                                 by
                                    --------------------------------
                                    Name:
                                    Title:


                              KZH ING-2 LLC,

                                 by
                                    --------------------------------
                                    Name:
                                    Title:


                              KZH ING-3 LLC,

                                 by
                                    /s/  Susan Lee
                                    --------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent


                              KZH SOLEIL LLC,

                                 by
                                    --------------------------------
                                    Name:
                                    Title:


                              KZH SOLEIL-2 LLC,

                                 by
                                    /s/  Susan Lee
                                    --------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent


                              LASALLE BANK N.A.,

                                 by
                                    /s/  Kyle Freimuth
                                    --------------------------------
                                    Name:  Kyle Freimuth
                                    Title: Vice President

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                                                                               8

                              PPM AMERICA, INC., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company,

                                 by
                                    /s/  Michael J. Harrington
                                    --------------------------------
                                    Name:  Michael J. Harrington
                                    Title: Vice President


                              PPM SPYGLASS FUNDING TRUST,

                                 by
                                    /s/  Ashley R. Hamilton
                                    --------------------------------
                                    Name:  Ashley R. Hamilton
                                    Title: Authorized Agent


                              SRF TRADING, INC.,

                                 by
                                    --------------------------------
                                    Name:
                                    Title: